AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3

      SUPPLEMENT DATED JANUARY 19, 2000
     TO PROSPECTUS DATED JANUARY 3, 2000


Page 31:

Insert this paragraph immediately above the section on "How VALIC is Paid For Its
Services":

Magali E. Azema-Barac is responsible for the equity group. She heads the team making investment decisions for the Socially Responsible Fund and the passively managed portion of the Small Cap
Value Fund. Ms. Azema-Barac joined American
General in September, 1999. Prior to that, she worked on the equity desk of USWest
Investment Management Company in Englewood,
Colorado,
where she incepted and managed an enhanced equity portfolio.

Page 32:

Delete Domestic Bond Fund and Money Market
Fund in the first sentence of the first
paragraph under AGIM.

Delete the second paragraph under AGIM.


VA 10832-A